Income Taxes (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income (loss) before income tax	$ (10,189)	$ (9,111)	$ (6,967)
Israeli corporate income tax rate	23.00%	24.00%	25.00%
Theoretical income tax benefit	$ (2,343)	$ (2,187)	$ (1,742)
Valuation allowance for deferred tax	2,343	2,187	1,109
Tax rates differences			725
Taxes in respect of previous year			1,054
Other, net			(60)
Income tax expense			$ 1,086